Exhibit 10.1 -1- TRITON INTERNATIONAL LIMITED LONG-TERM CASH INCENTIVE PLAN 1. Purpose. The Triton International Limited Long-Term Cash Incentive Plan (the “Plan”) was adopted by Triton International Limited, an exempted company incorporated with limited liability under the laws of Bermuda (the “Company”) as of February 28, 2024 (the “Effective Date”). The purpose of the Plan is to attract, retain and motivate Participants by providing them with an additional incentive to promote the financial success of the Company. 2. Defined Terms. Capitalized terms used in this Plan shall have the meanings set forth below or herein. (a) “Affiliate” means any person or entity which, directly or indirectly, through one or more intermediates, controls, is controlled by or is under common control with that person as of the date on which, or at any time during the period for which a determination is being made. For purposes of this definition, “control” (including the correlative meanings, the terms “controlled by” and “under common control with”) as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through ownership of voting securities or by contract or otherwise. (b) “Base Triton Valuation” means the Triton Valuation as of the first day of the Performance Period. (c) “Board” means the Board of Directors of the Company. (d) “Brookfield” means Brookfield Asset Management Ltd., Brookfield Corporation and their respective Affiliates. (e) “Cause” for a Participant’s Termination of Service means (i) a Participant's willful failure to substantially perform his or her duties and responsibilities to the Company or material violation of the Company’s Code of Ethics or Code of Conduct or a material violation of any other material written Company policies applicable to the Participant (including, without limitation, any policy regarding harassment or discrimination); (ii) a Participant's commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by a Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation or nondisclosure as a result of his or her relationship with the Company; or (iv) a Participant's willful breach of any of their material obligations under any written agreement or covenant with the Company. (f) “Change in Control” means, directly or indirectly, (i) a sale, lease or conveyance of all or substantially all of the assets of the Company in one transaction or a series of related transactions, other than any sales, leases or conveyances of assets which, following such sale, lease or conveyance, the Company retains operational control over or (ii) any consolidation, merger or similar business combination transaction, following which any Person or group, other than Brookfield, beneficially controls 50% or more of the outstanding voting securities of the Company. (g) “Change in Control Price” means the fair market value per common share of the Company in connection with a Change in Control, as calculated in good faith by Brookfield (which may take into account transaction expenses, contingent or earn-out proceeds, indemnity obligations and other deal features impacting the value of the Company common shares).

-2- (h) “Code” means the Internal Revenue Code of 1986, as amended from time to time. (i) “Committee” means the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan. (j) “Disabled” means that a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of at least thirty (30) months. (k) “End Triton Valuation” means the Triton Valuation as of the last day of the Performance Period. (l) “Good Reason” for termination of a Participant’s employment means (i) a material diminution in a Participant's annual base salary or target annual bonus opportunity, (ii) a material diminution in a Participant's authority, duties or responsibilities, (iii) a material change in the geographical location at which a Participant performs services, or (iv) any other act or failure to act that constitutes a material breach by the Company of any employment agreement, in each case, without the Participant’s consent; provided, that the Participant gives written notice to the Company of the condition described in subsections (i)-(iv) above within ninety (90) days of its initial existence, the Company fails to cure the condition within thirty (30) days of receipt of the written notice, and the Participant terminates their service no later than six (6) months after the initial existence of one or more of the conditions described in subsections (i)-(iv). (m) “Group” means the Company and its Affiliates. (n) “Participant” means an employee or consultant of the Group who has an Award outstanding under the Plan. (o) “Payout Value” means an amount in cash equal to (i) the Target Grant Value multiplied by (ii) a fraction, (1) the numerator of which is the End Triton Valuation plus the cumulative cash dividends and return of capital distributions per common share paid by the Company during the Performance Period and (2) the denominator of which is the Base Triton Valuation; provided, that (A) in the event of a Change in Control, the numerator shall be the Change in Control Price plus the cumulative cash dividends and return of capital distributions per common share paid by the Company from the beginning of the Performance Period through the Change in Control and (B) in the event of a Participant’s Termination of Service pursuant to Section 5(a)(i) or Section 5(c) of the Plan, the numerator shall be the most recent Triton Valuation plus the cumulative cash dividends and returns of capital distributions per common share paid by the Company from the beginning of the Performance Period through the date of the most recent Triton Valuation. (p) “Performance Period” means, except as may otherwise be set forth in a Participant’s Award Agreement, the three-year period commencing on January 1 of the fiscal year of the Grant Date and ending on December 31 of the fiscal year prior to the fiscal year of the Vesting Date. (q) “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or any other entity. (r) “Termination of Service” means, if a Participant is an employee, termination of employment with all entities in the Group and if a consultant, termination of the consulting relationship with all entities in the Group, subject to the following:

-3- (i) A Participant's Termination of Service shall not be deemed to occur by reason of the transfer of the Participant’s employment between the Company and an Affiliate of the Company or between two of the Company's Affiliates; (ii) A Participant's Termination of Service shall not be deemed to occur by reason of a Participant's being on a bona fide leave of absence from the Company or an Affiliate of the Company approved by the Company or such Affiliate otherwise receiving the Participant's services; (iii) If, as a result of a sale or other transaction, the Affiliate of the Company that employs the Participant (or to whom a Participant is providing services as a consultant) ceases to be an Affiliate of the Company (and the entity that employs the Participant or to whom the Participant is providing services is or becomes an entity that is separate from the Company), and the Participant is not, at the end of the 30-day period following the transaction, an employee of or consultant to the Company or an Affiliate of the Company, then the occurrence of such transaction shall be treated as the Participant's Termination of Service caused by the Participant being discharged by the entity that employed the Participant or to whom the Participant was providing services prior to the sale or other transaction; (iv) A consultant whose services to the Company or an Affiliate of the Company are governed by a written agreement with the consultant shall cease to be a consultant at the time the term of such written agreement ends (without renewal); and a consultant whose services to the Company or an Affiliate of the Company are not governed by a written agreement with the consultant shall cease to be a consultant on the date that is 90 days after the date the consultant last provides services requested by Company or an Affiliate of the Company (as determined by the Committee). Notwithstanding any provision in the Plan or an Award Agreement to the contrary, the Committee shall have the discretion to determine the effect upon the Awards in the case of any change in a Participant’s status from an employee to a consultant, or vice versa. (s) “Triton Valuation” means, as of any given date, the fair market value per common share of the Company, as calculated in good faith by Brookfield, which shall be equivalent to the valuation communicated to Brookfield’s limited partner investors. 3. Awards (a) LTIP Awards. The Committee shall have the authority to grants awards under the Plan in the form of long-term cash awards, which increase or decrease based on the per common share value of the Company and the cash dividends or return of capital distributions per common share paid by the Company during the Performance Period (each, a “LTIP Award”). LTIP Awards shall be granted with a specified target dollar value (the “Target Grant Value”) and shall be settled in an amount in cash equal to the Payout Value on the applicable payment dates set forth herein, subject to the terms and conditions of the Plan and applicable Award Agreement. For the avoidance of doubt, each LTIP Award represents an unfunded, unsecured right to receive a cash payment from the Company upon vesting as described herein, no equity interests shall be issued under the Plan, and no Participant shall have any rights or other benefits as an equity holder of the Company as a result of being a Participant in the Plan. The Company shall provide Participants with annual valuation statements setting forth the current Triton Valuation, the amount of cash dividends and return of capital distributions per common share paid during the applicable period, and the value of each unvested LTIP Award. (b) Other Cash Awards. The Committee shall also have the authority to grant other awards under the Plan that are payable solely in cash (“Other Cash Awards”, and together with the LTIP

-4- Awards, the “Awards”), as deemed by the Committee to be consistent with the purposes of the Plan, and such Other Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time, which may include, for the avoidance of doubt, performance-vesting conditions. The terms and conditions of any such Other Cash Awards shall be set forth in the applicable Award Agreement. (c) Award Agreements. Each Award shall be evidenced by a written agreement (an “Award Agreement”), which shall be accepted by each Participant in a manner prescribed by the Company. The terms and conditions of Award Agreements may change from time to time, and the terms and conditions of each Award Agreement need not be identical. Each Award Agreement shall include the date of grant (the “Grant Date”), the Target Grant Value (in the case of LTIP Awards) and such other provisions as the Committee shall determine. 4. LTIP Award Vesting and Payment. (a) Except as may otherwise be set forth in an Award Agreement, each LTIP Award shall vest (i) on the third anniversary of the Grant Date, subject to the Participant’s continued employment or service as a consultant through such date (the “Vesting Date”), or (ii) if earlier, on the Participant’s Termination Date in the event of a Participant’s Termination of Service pursuant to Section 5(a)(i) (subject to the provisions thereof) or Section 5(c) of the Plan (the “Early Vesting Date”) or as provided in Section 6. (b) Upon a Vesting Date or an Early Vesting Date, a Participant shall be entitled to receive, with respect to any vested LTIP Award, the Payout Value as soon as practicable following the Vesting Date or Early Vesting Date, as applicable, but in any event no later than sixty (60) days following such Vesting Date or Early Vesting Date, which payment shall be processed through the Company payroll unless otherwise determined by the Company. 5. LTIP Award Treatment on Termination. Unless otherwise determined by the Committee and evidenced in an Award Agreement, the following provisions shall govern the treatment of LTIP Awards upon a Participant’s Termination of Service: (a) In the event of a Participant’s Termination of Service (1) by the Company without Cause or (2) by the Participant for Good Reason: (i) all unvested LTIP Awards which were not granted during the calendar year in which such termination occurs (“the “Termination Date”) shall vest in full Termination Date and be settled in accordance with Section 4(b) of the Plan; and (ii) all unvested LTIP Awards which were granted during the calendar year in which such termination occurs shall be forfeited on the Termination Date. (b) In the event a Participant’s Termination of Service (i) by the Company for Cause or (ii) by the Participant without Good Reason, all unvested LTIP Awards shall be forfeited on the Termination Date. (c) In the event a Participant’s Termination of Service as a result of a Participant’s (i) death or (ii) being Disabled, all unvested LTIP Awards shall vest in full on the Termination Date and be settled in accordance with Section 4(b) of the Plan.

-5- 6. LTIP Award Treatment on a Change in Control. (a) Unless otherwise determined by the Committee in accordance with Section 6(b) of the Plan or as may be evidenced in an LTIP Award Agreement, in the event of a Change in Control, all unvested LTIP Awards shall vest on the earlier of (x) the date such LTIP Award would have vested pursuant to its original vesting schedule (including any accelerated vesting in connection with a Termination of Service as set forth in Section 5 hereof) and (y) the one-year anniversary of the consummation of the Change in Control (the “CIC Vesting Date”), and, in each case, be settled for the Payout Value based on the Change in Control Price as soon as practicable, but in any event no later than sixty (60) days, following such vesting; provided, that in the event of a Participant’s Termination of Service (i) by the Company without Cause or (ii) by the Participant for Good Reason on or after the effective date of the Change in Control, but on or prior to the two-year anniversary of the consummation of the Change in Control, all unvested LTIP Awards shall vest in full on the Participant’s Termination Date and be settled for the Payout Value based on the Change in Control Price as soon as practicable, but in any event no later than sixty (60) days, following such vesting. (b) Notwithstanding the foregoing, in the event of a Change in Control, the Committee shall have the discretion to (i) accelerate the vesting of such LTIP Awards to the date of the Change in Control or a date thereafter that is earlier than the CIC Vesting Date and settle such LTIP Awards for the Payout Value based on the Change in Control Price as soon as practicable, but in any event no later than sixty (60) days, following such vesting and (ii) in the event that the consideration paid in the Change in Control includes contingent or earn-out payments, indemnity payments or similar payments, determine to pay such payments at such later time as the Committee determines appropriate in its sole discretion. 7. Adjustment. In the event of any merger, reorganization, consolidation, combination of shares or spin-off, recapitalization, capital contribution or infusion, non-cash distribution or other change in capitalization or change in corporate structure affecting the value of the Company, the Board (or a committee thereof) shall make such adjustments and other substitutions, if any, as it may deem equitable and appropriate, in its sole discretion, to the Plan, the outstanding Awards, the manner of valuing such Awards or the Award Agreements. 8. Participant Restrictive Covenants. All Awards are subject to the Participant’s agreement to the restrictive covenants set forth in their Award Agreement. 9. Administration of the Plan. (a) The Committee shall administer the Plan and shall have the power, subject to, and within the limitations of, the express provisions of the Plan: (i) To determine from time to time, which of the persons providing services to the Group shall be granted Awards; and the amount of the Awards granted to each such person. (ii) To determine from time to time when and how each Award shall be granted, as applicable; and the payment conditions and other provisions of each Award granted (which need not be identical). (iii) To construe and interpret the Plan and Awards granted under the Plan, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

-6- (iv) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan. (v) Either initially or by amendment, to establish sub-plans and modify other terms and procedures, to the extent such actions may be necessary or advisable; and (vi) Either initially or by amendment, to take any action that it deems advisable to obtain approval or comply with any applicable government regulatory exemptions or approvals. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law. (b) All determinations, interpretations and constructions of the Plan made by the Committee in its sole discretion and reasonable good faith determination shall not, absent manifest error, be subject to review by any person and shall be final, binding and conclusive on all persons, including all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors. Except as otherwise provided herein, the terms and conditions of an Award need not be the same with respect to each Participant (whether or not such Participants are similarly situated). 10. Sub Plans. Although in establishing such sub-plans, terms or procedures, the Committee may endeavor to (i) qualify an Award for favorable foreign tax treatment, or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. 11. Nature of Grant. The Plan and Awards granted thereunder are subject to the following provisions: (a) The grant of an Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future Awards, or benefits in lieu of Awards, even if Awards have been granted in the past; (b) All decisions with respect to future grants of Awards, if any, shall be at the sole discretion of the Company; (c) Each Participant is voluntarily participating in the Plan; (d) The Awards, and the income from and value of same, are not intended to replace any pension rights or compensation and are not part of normal or expected compensation for purposes of, including calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments; (e) The future value of the Awards is unknown, indeterminable and cannot be predicted with certainty;

-7- (f) No claim or entitlement to compensation or damages shall arise from forfeiture of the Awards resulting from a Participant’s Termination of Service (for any reason, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant's employment agreement, if any); (g) The Company shall not be liable for any reasonable delays in payment timing, including, but not limited to, in order to comply with applicable laws; provided, that for any Participant who is a United States taxpayer, such payment timing will be made accordance with Section 15 of the Plan. (h) Unless otherwise provided in the Plan or by the Company in its discretion, the Awards do not create any entitlement to have the Awards transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the equity interests of the Company; (i) The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding a Participant’s participation in the Plan. Each Participant should consult with their personal tax, legal and financial advisors regarding their participation in the Plan before taking any action related to the Plan. 12. Prohibition on Payment. (a) Nothing in the Plan, an Award Agreement or any other notice or communication sent to any Participant shall impose any obligation on any member of the Group to make any payment to a Participant if any such payment is prohibited by law (whether by statute or any regulation or otherwise). (b) Without limitation to the above, the Company may determine that a payment shall not be made if the Company considers that the payment would be prohibited by law. 13. Tax Withholding. The Participant shall be obligated to pay the amount of any federal, state, local or foreign income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items (“Tax-Related Items”) in connection with any Award. Without limitation to the above, the Company or any of its Affiliates shall be entitled to withhold from any amounts to be paid to the Participant pursuant to the Plan such Tax-Related Items. Without limitation to the above, the Company may establish any other procedures to withhold Tax-Related Items, including by deduction from salary or any other payment payable to the Participant at any time on or after the date the liability arises and by payment directly from the Participant in cleared funds. 14. No Right to Continued Employment or Service. The Plan shall not confer upon the Participant any right to be retained in the employ or service of the Company, nor shall it interfere in any way with any right any member of the Group would otherwise have to terminate such Participant’s employment at any time. 15. Section 409A. It is the intention of the Company that the Plan and all Awards granted under the Plan shall be exempt from the definition of “non-qualified deferred compensation” within the meaning of Section 409A of the Code, together with the applicable regulations thereunder, (“Section 409A”) and the Plan shall be interpreted accordingly. Payments made in respect of Awards to any Participant who is a United States taxpayer shall be made no later than March 15 of the year following the applicable vesting date. To the extent that any amount payable in accordance with this Plan are subject to Section 409A, the Plan shall be interpreted and administered in such a way as to comply with Section 409A to the maximum extent possible. Nothing in the Plan or any Award Agreement shall operate or be construed to cause the Plan or an Award to fail to comply with the requirements of Section 409A. The Company

-8- makes no representation or warranty and shall have no liability (including, without limitation, with respect to taxes, interest or other penalties under Section 409A) to a Participant or any other Person if the Plan or an Award fails to satisfy an exemption from, or otherwise fails to comply with the requirements of, Section 409A. Each payment under the Plan or any Award Agreement shall be treated as a separate payment for purposes of Section 409A. In the event that any Awards constitute nonqualified deferred compensation subject to Section 409A, (a) any payment due upon a Participant’s Termination of Service shall be paid only upon such Participant’s “separation from service” within the meaning of Section 409A and (b) if the Participant is a “specified employee” (within the meaning of Section 409A and as determined by the Company), any payment to be made with respect to such Award in connection with the Participant’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) shall be delayed until six months after the Participant’s separation from service (or earlier death) in accordance with the requirements of Section 409A. 16. Amendment, Suspension or Termination of the Plan. The Board, by written resolution, may amend, suspend or terminate the Plan at any time. No Award may be granted under the Plan after it is terminated. Without limitation to the provisions of Section 7, the amendment, suspension or termination of the Plan shall not materially impair the rights and obligations under any outstanding Award granted while the Plan is in effect without the consent of the Participants affected thereby. In addition, if the Company determines in good faith than an amendment to the Plan is necessary for the Plan and/or any Award granted under the Plan to comply with the requirements of Section 409A, the Company may make such amendments to the Plan as it deems necessary, in its sole discretion, and such amendments may have retroactive effect, without the consent of any Participant. All Awards made under the Plan prior to the termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan. 17. Right to Offset. The Company shall have the right to offset against its obligation to deliver any payment under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or other amounts repayable to the Company) that the Participant then owes to the Group. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A, the Board shall have no right to offset against its obligation to deliver any payment under the Plan or any Award Agreement if such offset would subject the Participant to the additional tax imposed under Section 409A in respect of an outstanding Award. 18. Nonassignability. Awards granted under the Plan may not be transferred, assigned, pledged, or hypothecated or be made subject to execution, attachment, or similar process, other than by will or the laws of descent and distribution. The Awards are intended to be unfunded and unsecured obligations of the Company. All payments under the Plan and Award Agreements shall be made from the general assets of the Company and, to the extent that any person acquires the right to receive payment from the Company under the Plan, such right, except to the extent required by law, shall be no greater than the rights of any general unsecured creditor of the Group. 19. Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. 20. Plan Headings; References to Laws, Rules or Regulations. The headings in this Plan are for the purpose of convenience only, and are not intended to define or limit the construction of the

-9- provisions hereof. Any reference in this Plan to any law, rule, or regulation shall be deemed to include any amendments, revisions, or successor provisions to such law, rule, or regulation. 21. Other Agreements. To the extent the Participant is party to an agreement between the Participant and the Company that contains language that governs or could be deemed to govern the treatment of Awards in connection with (a) Change in Control, change of control or any similar defined term or (b) any termination of employment or service, as applicable, the Plan and Award Agreement shall exclusively govern and control the treatment of the Awards in connection with such Change in Control, change in control (or similar defined term) or termination of employment or service, as applicable. 22. Award Subject To Company Clawback Policy. The Awards shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted (or that may be adopted) by the Board, as may be amended from time to time, or required by law during the term of a Participant’s employment or other service that is applicable to the Participant. 23. Governing Law. This Award Agreement shall be construed and interpreted in accordance with the laws of New York, without regard to the principles of conflicts of law thereof. 24. Waiver of Jury Trial. To the extent permitted by law, each Participant and the Company waive any and all rights to a jury trial with respect to any dispute, controversy, or claim arising out of or relating to or concerning the Plan. 25. Notice. Any written notice that may be required to be provided pursuant to the terms of the Plan or any Award Agreement shall be provided (i) to the Participant at the Participant's home mailing address last known by the Company or (ii) to the Company General Counsel at 100 Manhattanville Road, Purchase, New York 10577-2135. 26. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.